                                                                    Exhibit 32.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended September 30, 2005 (the "Report") filed with the Securities and Exchange Commission on the date hereof, I, Mark J. Gorman, President and Chief Executive Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


November 9, 2005                        /s/ Mark J. Gorman
                                        ----------------------------------------
                                        Mark J. Gorman
                                        President and Chief Executive Officer,
                                        Genesis Energy, Inc.